UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2014

INTERNET AMERICA, INC.

(Exact name of registrant as specified in its charter)

Texas	001-25147	86-0778979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Rothway Street, Suite 100 Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 968-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 7, 2014, William E. Ladin, Jr., CEO and Chairman of the Board of Directors of Internet America, Inc. (“the Company”), received an email from Crexendo, Inc. (“Crexendo”) sent on May 6, 2014, notifying the Company that Crexendo was withdrawing its offer to discuss acquiring all of the outstanding shares of capital stock of the Company. Our Financial Advisor, GulfStar Group, is continuing to evaluate strategic alternatives.

Item 9.01	Financial Statements and Exhibits.

  None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2014

INTERNET AMERICA, INC.

By:	/s/ William E. Ladin, Jr.
Name:	William E. Ladin, Jr.
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

.